Capital Disclosures	12 Months Ended
Dec. 31, 2021
Abstract [Abstract]
Capital Disclosures
NOTE 29. CAPITAL DISCLOSURES
The capital structure of the Company consists of shareholders’ equity plus net debt. The Company manages its capital to ensure that entities in the Company will be able to continue to grow while maximizing the return to shareholders through the optimization of the debt and equity balances. The Company makes adjustments to its capital structure in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust the capital structure, the Company may adjust the amount of dividends paid to shareholders, issue new Company shares, or access debt markets.

The Company formally reviews the capital structure on an annual basis and monitors
it on an
on-going
basis. As part of this review, the cost of capital and the risks associated with each class of capital are considered. The Company uses the following measure to monitor its capital structure:
Net Debt to EBITDA Ratio
Net debt to EBITDA is defined as short and long-term debt less c
a
sh and cash equivalents at the end of the period, divided by annualized EBITDA. At December 31, 2021, the net debt to EBITDA ratio was:

Years ended December 31,	2021	2020
Long-term debt	$331,422	$389,712
Cash and cash equivalents	(172,758)	(95,676)

Net debt	$158,664	$294,036

Earnings before finance costs and income taxes	$55,097	$118,052
Depreciation and amortization	87,622	85,265

EBITDA	$142,719	$203,317

Net debt to EBITDA ratio	1.11:1	1.45:1

The net debt to EBITDA ratio, as defined above is not equivalent to the net debt to EBITDA as defined by the Company’s lenders. The bank-adjusted net debt to EBITDA ratio at December 31, 2021 was 1.00. As at December 31, 2021, the Company is in compliance with its covenants
.